AMENDMENT NO. 2 TO THE AMENDED AND
                          RESTATED CONSULTING AGREEMENT

          THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CONSULTING AGREEMENT (the "Amendment"), made and entered into this 13th day of May, 2004 (the "Effective Date"), by and between Salvatore Russo, with his principal place of business at 403 East Main Street, Port Jefferson, New York 11777 (hereinafter referred to as "Consultant"), and PowerChannel, Inc., a Delaware corporation with its principal place of business at 16 North Main Street, Suite 39, New City, New York 10956 (hereinafter referred to as "Corporation").

                              W I T N E S S E T H:

          WHEREAS, the Corporation and SOS Resources Services, Inc., a corporation of which the Consultant is the sole officer, director and shareholder, entered into a Consulting Agreement effective the 24th day of November, 2003 (the "Initial Agreement");

          WHEREAS, the Corporation and the Consultant entered into an Amended and Restated Consulting Agreement effective as of the 20th day of January, 2004 (the "Restated Agreement") which restated and amended the Initial Agreement; and

          WHEREAS, the Corporation and the Consultant entered into the Amendment No. 1 to the Amended and Restated Consulting Agreement effective as of the 9th day of February, 2004;

          WHEREAS, the Corporation and the Consultant are desirous of amending the Restated Agreement, as amended, so that it reflects the compensation paid to and received by the Consultant.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is agreed that the following provisions are amended:

            1. Section 3.2 of the Restated Agreement is hereby superceded and replaced with the following:

                    "3.2 The  Corporation  has issued an  aggregate of 1,160,943 shares of common stock that have been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement;"

          IN WITNESS WHEREOF, Consultant has hereunto put his hand, and the Corporation has caused this instrument to be executed in its corporate name by its duly authorized officer, all as of the Execution Date.

     CONSULTANT:                                     CORPORATION:

                                                     PowerChannel, Inc.

                                            By:
---------------------------                          ---------------------------
     Salvatore Russo                                 Steven Lampert, CEO

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